SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

       Date of Report (Date of earliest event reported): April 22, 2004

                          --------------------------

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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ITEM 9. REGULATION FD DISCLOSURE;  AND ITEM 12. RESULTS OF OPERATIONS AND
                         FINANCIAL CONDITION.


     The following information is furnished under Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations and Financial Condition:

On April 22, 2004, American Express Company issued a press release announcing its financial results for the first quarter of 2004. A copy of such press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, American Express Company distributed additional financial information relating to its 2004 first quarter financial results and a 2004 First Quarter Earnings Supplement. Such additional financial information and the 2004 First Quarter Supplement are attached to this report as Exhibits 99.2 and 99.3, respectively, and each is hereby incorporated by reference.


EXHIBIT

99.1 Press Release, dated April 22, 2004, of American Express Company announcing its financial results for the first quarter of 2004.

99.2 Additional financial information relating to the financial results of American Express Company for the first quarter of 2004.

99.3      2004 First Quarter Earnings Supplement of American Express Company.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)

                                        By:    /s/ Stephen P. Norman
                                               ---------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary









DATE:   April 22, 2004


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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------


99.1 Press Release, dated April 22, 2004, of American Express Company announcing its financial results for the fist quarter of 2004.

99.2           Additional  financial   information  relating  to  the  financial
               results of American Express Company for the first quarter of 2004.

99.3           2004  First  Quarter  Earnings  Supplement  of  American  Express
               Company.